UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-09841

UBS Willow Fund, L.L.C.
(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor New York, NY 10171
(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq. UBS Alternative and Quantitative Investments LLC One North Wacker Drive, 32nd Floor Chicago, Illinois 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 525-6000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS WILLOW FUND, L.L.C.

(on a Liquidation Basis)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2012

UBS WILLOW FUND, L.L.C.

(on a Liquidation Basis)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2012

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

UBS Willow Fund, L.L.C. (in liquidation)

We have audited the accompanying statement of assets, liabilities and members’ capital of UBS Willow Fund, L.L.C. (in liquidation) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Directors of the Fund approved a plan of liquidation. As a result, the Fund has changed its basis of accounting from the going concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the changes in members’ capital of UBS Willow Fund, L.L.C. (in liquidation) for the period from December 31, 2010 to December 31, 2011, and the financial highlights for the period from December 31, 2008 to December 31, 2011, in conformity with U.S. generally accepted accounting principles and its financial position at December 31, 2012, the results of its operations, its cash flows, changes in its members’ capital and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles applied on the basis described in the preceding paragraph.

February 27, 2013

A member firm of Ernst & Young Global Limited	1

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Statement of Assets, Liabilities and Members’ Capital

December 31, 2012

ASSETS

Investments in securities, at fair value (cost $42,062,047)	$2,938,421
Cash	1,552,180
Collateral deposited with brokers on credit default swaps	15,702,225
Unrealized appreciation on credit default swaps	778,350
Due from broker	686,167
Interest receivable	162

Total Assets	21,657,505

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $442,274)	523,376
Unrealized depreciation on credit default swaps	10,369,797
Professional fees payable	519,104
Directors’ fees payable	25,000
Interest payable	18,630
Custody fee payable	13,661
Administration fee payable	7,500
Other liabilities	39,016

Total Liabilities	11,516,084

Members’ Capital	$10,141,421

MEMBER’S CAPITAL

Represented by:
Net capital contributions	$58,937,596
Accumulated net unrealized appreciation/(depreciation) on investments in securities, securities sold, not yet purchased and swaps	(48,796,175)

Members’ Capital	$10,141,421

The accompanying notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Statement of Operations

Year Ended December 31, 2012

INVESTMENT INCOME

Interest	$9,748

Total Investment Income	9,748

EXPENSES

Interest	1,751,928
Management Fee	610,070
Professional fees	605,944
Directors’ fees	97,000
Administration fee	46,364
Custody fee	31,577
Printing, insurance and other expenses	71,845

Total Expenses	3,214,728

Management Fee waived	(25,241)

Net Expenses	3,189,487

Net Investment Loss	(3,179,739)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from:
Investments in securities	(22,982,724)
Swaps	(11,821,813)
Net change in unrealized appreciation/depreciation on:
Investments in securities	(4,381,988)
Securities sold, not yet purchased	(21,817)
Swaps	(41,395,157)

Net Realized and Unrealized Gain/Loss from Investments	(80,603,499)

Net Decrease in Members’ Capital Derived from Operations	$(83,783,238)

The accompanying notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Statements of Changes in Members’ Capital

Years Ended December 31, 2011 and 2012

	Manager	Members	Total

Members’ Capital at January 1, 2011	$2,152,933	$109,991,919	$112,144,852

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(18,865)	(3,138,662)	(3,157,527)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased and swaps	(104,453)	(30,295,722)	(30,400,175)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased and swaps	303,767	40,872,415	41,176,182
Incentive Allocation	62,759	(62,759)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	243,208	7,375,272	7,618,480

MEMBERS’ CAPITAL TRANSACTIONS
Manager and Members’ subscriptions	30,466	525,000	555,466
Manager and Members’ withdrawals	(50,938)	(26,468,201)	(26,519,139)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(20,472)	(25,943,201)	(25,963,673)

Members’ Capital at December 31, 2011	$2,375,669	$91,423,990	$93,799,659

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(545,824)	(2,633,915)	(3,179,739)
Net realized gain/(loss) from investments in securities, securities sold, not yet purchased and swaps	(393,863)	(34,410,674)	(34,804,537)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased and swaps	(1,165,816)	(44,633,146)	(45,798,962)
Reversal of prior accrued Incentive Allocation	(11,821)	11,821	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	(2,117,324)	(81,665,914)	(83,783,238)

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	125,000	125,000
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	–	125,000	125,000

Members’ Capital at December 31, 2012	$258,345	$9,883,076	$10,141,421

The accompanying notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Statement of Cash Flows

Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$ (83,783,238)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash used in operating activities:
Proceeds from disposition of investments	12,444,550
Net realized (gain)/loss from investments in securities	22,982,724
Net accretion of bond discount and amortization of bond premium	9,894
Net change in unrealized appreciation/depreciation on investments in securities, securities sold, not yet purchased and swaps	45,798,962
Changes in assets and liabilities:
(Increase) decrease in assets:
Collateral deposited with brokers on credit default swaps	(9,731,807)
Due from broker	64,068
Interest receivable	254
Other assets	8,716
Increase (decrease) in liabilities:
Administration fee payable	(25,612)
Custody fee payable	(4,339)
Directors’ fees payable	25,000
Interest payable	(289)
Management Fee payable	(130,378)
Professional fees payable	286,709
Other liabilities	(54,847)
Net cash used in operating activities	(12,109,633)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions, including change in subscriptions received in advance	50,000
Payments on Incentive Allocation payable to Manager	(50,938)
Payments on Members’ withdrawals, including change in withdrawals payable	(26,468,201)
Net cash used in financing activities	(26,469,139)

Net decrease in cash	(38,578,772)
Cash - beginning of year	40,130,952
Cash - end of year	$1,552,180

Supplemental cash flows disclosure:
Interest paid	$1,752,217

The accompanying notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Financial Highlights

December 31, 2012

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Manager, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Years Ended December 31,
	2012	2011	2010	2009	2008
Ratio of net investment income/(loss) to average members’ capital [a]	(6.93%)	(2.88%)	(2.98%)	(0.84%)	0.51%
Ratio of gross expenses to average members’ capital [a]	7.01%	2.92%	3.04%	2.69%	2.35%
Ratio of net expenses to average members’ capital after Incentive Allocation [a,b]	6.93%	2.98%	3.17%	2.69%	2.35%
Portfolio turnover rate [c]	0.00%	10.89%	1.83%	80.81%	43.84%
Total return after Incentive Allocation [d,e]	(89.21%)	6.66%	31.97%	(30.98%)	(18.03%)
Members’ capital at end of year (including the Manager)	$10,141,421	$93,799,659	$112,144,852	$98,259,705	$251,257,174

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Manager.

b

The ratios of net expenses to average members’ capital before Incentive Allocation were 6.96%, 2.92%, 3.04%, 2.69% and 2.35% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

c	The portfolio turnover rate is calculated as the lesser of the purchases or sales of investments in securities divided by the average market value of investments in securities.

d

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

e	The total returns before Incentive Allocation were (89.21%), 6.70%, 32.14%, (30.98%) and (18.03%) for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements

December 31, 2012

1.	Fund Liquidation

UBS Willow Fund, L.L.C.‘s (the “Fund”) Board of Directors (the “Directors”) approved the orderly liquidation of the Fund on October 15, 2012. As such, the Fund is proceeding with a gradual disposition of its portfolio of investments. It is anticipated that this liquidation will take place over a number of months. As a result of the liquidation, subscriptions and repurchases into the Fund have been suspended. The Manager (as defined below) is managing the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable. This is expected to continue during 2013. As a result of the liquidation, these financial statements have been prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at the estimated net realizable value, which may or may not be indicative of the fair value, and liabilities are stated at the net settlement amount. Additional expenses of $277,103 have been estimated and accrued through the anticipated liquidation period, and are included in total expenses in the Statement of Operations and total liabilities in the Statement of Assets, Liabilities and Members’ Capital.

2.	Organization

The Fund was organized as a limited liability company under the laws of Delaware on February 1, 2000. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment objective was to maximize total return with low volatility by making investments in distressed investments. The Fund pursued its investment objective by investing primarily in debt securities and other obligations and to a lesser extent equity securities of U.S. companies that are experiencing significant financial or business difficulties (collectively, “Distressed Obligations”). The Fund also may have invested in Distressed Obligations of foreign issuers and other privately held obligations. The Fund may have used a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affected the values of securities and for non-hedging purposes to pursue the Fund’s investment objective. These techniques involved the use of derivative transactions, including credit default swaps. The Fund commenced operations on May 8, 2000.

The Directors have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged UBS Willow Management, L.L.C. (the “Manager”), a Delaware limited liability company, to provide investment advice to the Fund.

The Manager is a joint venture between UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) and Bond Street Capital, L.L.C. (“Bond Street”). UBS A&Q is the managing member of the Manager, is a wholly owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

2.	Organization (continued)

Investment professionals employed by Bond Street managed the Fund’s investment portfolio on behalf of the Manager under the oversight of UBS A&Q’s personnel. Bond Street is also registered as an investment adviser under the Advisers Act.

Prior to the liquidation, initial and additional applications for interests by eligible investors (“Members”) were accepted at such times as the Directors determined and were generally accepted monthly. The Directors reserved the right to reject any application for interests.

Members’ interest, or portion thereof, in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

3.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 amends Accounting Standards Codification (“ASC”) Topic 210: Balance Sheet, which requires enhanced disclosures on both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and for interim periods within those fiscal years. The adoption of ASU 2011-11 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

4.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit spread, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions and indicative non-binding broker quotes.)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosure for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Level 1, Level 2, and Level 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The valuation process is governed by a Valuation Policy and Procedures document (the “Valuation Policy”) which has been approved by the Directors of the Fund. The Valuation Policy governs the valuation of all securities comprising the net asset value of the Fund and defines the valuation principles and pricing conventions for each security type as described below. In addition, the Valuation Policy establishes a valuation committee (the “Valuation Committee”). The Valuation Committee is specifically responsible for the implementation of the Valuation Policy. The Valuation Committee reviews policy exceptions and the implementation of the Valuation Policy. The Valuation Committee will escalate issues to the Directors as required. The Valuation Committee also reviews and approves the specific valuation methodology implemented for new and existing investments in securities of private companies that are held in the Fund. The voting members of the Valuation Committee are non-investment team personnel.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

A breakdown of the Fund’s portfolio into the fair value measurement levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Manager, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities and securities sold, not yet purchased that are not listed or admitted to trading on any securities exchange, including bank debt and corporate debt obligations, are valued using the average of the final bid and ask prices as of the measurement date from external pricing sources and from reputable dealers or market makers that regularly trade such securities. As of December 31, 2012, the Fund’s one short security holding, Yankee Candle Co. Inc, is valued on the basis of the indicative ask price provided by external pricing sources including dealers active in the relevant market. The indicative ask price was determined to be representative of the net realizable value.

Securities and securities sold, not yet purchased, other than options and warrants, that are listed or admitted to trading on one or more securities exchanges are valued at the last sale price on the principal exchange of trading. If no trade took place, the securities are valued using the average of the final bid and ask prices as of the measurement date.

Options and warrants that are listed or admitted to trading on one or more exchanges will be valued at the last sale price, if such price is equal to or is between the bid and the ask prices (otherwise, the average of the final bid and ask prices as of the measurement date will be used), on the principal exchange of trading.

Options and warrants that are not listed or admitted to trading on an exchange or that are listed on an exchange which does not accurately represent such securities’ true value will be valued at the average of the final bid and ask prices provided by a reputable dealer. Options and warrants may also be valued according to a valuation model or volatility formula pursuant to the Fund’s valuation policy and procedures using inputs such as the price of underlying or reference assets, the terms of the option or warrant position, the amount of time until exercise and volatility levels which may be adjusted to more accurately reflect fair value. Due to these factors, the Fund may classify these securities as Level 3 positions.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Open credit default swap agreements are valued using independent valuation models. Inputs to the model are contractual terms and quoted inputs for credit spreads, recovery rates and interest rates. The fair value using this method is representative of the net realizable value. Related unrealized gains and losses on open credit default swap agreements are recorded on the Statement of Assets, Liabilities and Members’ Capital.

Consistent with its strategy, the Fund’s long securities positions are comprised of relatively illiquid or thinly traded investments that are not actively traded on a recognized securities exchange. Of these securities, International Automotive Components Group and Collins and Aikman are valued based on the bid side of indicative prices provided by external pricing sources including dealers active in the relevant markets. These indicative bid prices have been determined to be representative of net realizable value. In the case of Phosphate Holdings Inc, the observable market bid price was discounted to arrive at a level determined to represent a good faith approximation of net realizable value. Based on the size of the Funds’ position relative to the trading volumes, a discount of 10% was applied. Due to the nature of the Fund’s strategy, multiple pricing sources on individual securities may not be available. Values assigned at December 31, 2012 may differ significantly from values that would have been used had a broader market for the investments existed or if a fair valuation methodology had been applied and the differences could be material. Changes in the market environment and other events that may occur over the life of these investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. In the case where multiple pricing sources are not available or where discounts were applied, the Fund classifies these securities as Level 3 positions.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the fair value of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its other assets and liabilities, such securities and other assets and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund had no such foreign securities at December 31, 2012.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The net realizable value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on the trade-date basis and dividends are recorded on the ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities, securities sold, not yet purchased and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments in securities and securities sold, not yet purchased from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments in securities and securities sold, not yet purchased. Net realized gain or loss from foreign currency transactions represents net foreign exchange gain or loss from disposition of foreign currencies and the difference between the amount of net investment income recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gain or loss from foreign currency translations arise from changes in the value of assets and liabilities, other than investments in securities and securities sold, not yet purchased, as a result of changes in exchange rates. For securities in default, the Fund writes off any related interest receivable upon default and discontinues accruing interest income and amortizing/accreting the premiums/discounts on such securities. Purchased interest, if any, is added to the cost of the related security upon default.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

4.	Significant Accounting Policies (continued)

d.	Income Taxes

The Fund has reclassified $3,179,739 and $34,804,537 from accumulated net investment loss and accumulated net realized loss from investments in securities, securities sold, not yet purchased and swaps respectively, to net capital contributions during the year ended December 31, 2012. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund’s Members as of December 31, 2012 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

5.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund paid UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Manager. The Management Fee was debited against the Members’ capital accounts, excluding the Manager’s or Special Advisory Account and was paid to UBS A&Q for the services described above and Bond Street for their investment management services. Due to the formal liquidation of the Fund, the Manager has agreed to waive the Management Fee for the period from November 1, 2012 through the date of final liquidation. For the period from November 1, 2012 to December 31, 2012, the Manager waived the Management Fee of $25,241.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acted as a placement agent for the Fund, without special compensation from the Fund, and would bear its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions were debited against the contribution amounts to arrive at a net subscription amount. The placement fee did not constitute assets of the Fund.

The Fund may have executed portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2012, UBS FSI and its affiliates did not execute portfolio transactions on behalf of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Manager, as described above. At the end of the twelve month period following the admission of a Member to the Fund and generally at the end of each fiscal year thereafter, the Manager is entitled to an incentive allocation (the “Incentive Allocation”) of 20% of the net profits, (defined as net increase in members’ capital derived from operations on the Statement of Operations) if any, that would have been credited to the Member’s capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

For the year ended December 31, 2012, there was a reversal of a prior period accrued Incentive Allocation of $11,821. The Incentive Allocation for the year ended December 31, 2011 was $62,759, and has been recorded as a net increase to the Manager’s capital account. Such amounts are not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

5.	Related Party Transactions (continued)

Each Director of the Fund receives a retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

6.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides securities servicing and settlement services for the Fund.

7.	Securities Transactions

There were no purchases of investment securities for the year ended December 31, 2012. Aggregate proceeds from sales of investment securities for the year ended December 31, 2012 amounted to $12,444,550.

At December 31, 2012, the tax basis of investments was $84,901,292 resulting in accumulated net unrealized depreciation on investments of $92,077,694 which consists of $819,270 gross unrealized appreciation and $92,896,964 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to book to tax differences for accounting for reorganizations and credit default swaps.

8.	Due from Broker

Goldman Sachs & Co. (“Goldman Sachs”) is the prime broker for the Fund. The cash due from broker is primarily related to securities sold, not yet purchased; its use is therefore restricted. Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund’s ultimate obligation to

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

8.	Due from Broker (continued)

satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include swaps and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in the fair value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities, and Members’ Capital. Due to the nature of the Fund’s strategy, the Fund’s portfolio consists of a high number of relatively illiquid or thinly traded investments having a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be able to be immediately liquidated if needed. Fair value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of the securities and for non-hedging purposes to pursue the Fund’s investment objective. These techniques may involve the use of derivative transactions, including credit default swaps.

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity’s financial position, results of operations and its cash flows. In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity’s associated risk exposures, quantitative disclosures about fair value amounts of

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

derivative instruments and the gains and losses from derivative instruments, and disclosures of credit-risk-related contingent features in derivative agreements, which are all contained within this note.

a.	Bonds and Bank Debt

The Fund invests in bonds and bank debt. Bonds and bank debt (loan assignments and participations) have exposure to certain degrees of risk, including interest rate, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of participation. Loans are generally subject to prepayment risk, which will affect the maturity of such loans. The Fund has no unfunded commitments on investments at December 31, 2012.

b.	Credit Default Swaps

For the year ended December 31, 2012, the Fund entered into credit default swaps for speculative purposes as a “protection buyer”. The credit default swaps entered into by the Fund involve payments of fixed rate amounts on a notional principal amount to a “protection seller” in exchange for agreed upon payment amounts to the Fund by the protection seller if specified credit events occur related to an underlying reference security. A credit event is typically defined as the occurrence of a payment default or the bankruptcy or insolvency of the issuer or guarantor of the reference security. The Fund does not own the underlying reference security.

The swap agreements provide for net cash settlement in the event of a credit event and therefore do not require the Fund to segregate assets to cover the underlying reference security. The Manager believes that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as subject to the Fund’s borrowing restriction.

Risks may arise as a result of the failure of the counterparty (protection seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the fair value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in the interest rates or in the value of the underlying reference securities.

The Fund currently has significant counterparty risk exposure with Goldman Sachs as of December 31, 2012 due to the volume of credit default contracts where Goldman Sachs is the counterparty. Refer to the Schedule of Portfolio Investments for a detailed listing of the credit default swap agreements listed by counterparty, which indicates the notional amounts and fair values as of

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

9.	Derivative Contracts and Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

b.	Credit Default Swaps (continued)

December 31, 2012. The gross unrealized gains and losses recognized by the Fund at December 31, 2012 on credit default swaps where Goldman Sachs is the counterparty are $778,350 and $(9,813,248), respectively.

Certain of the Fund’s credit default swap agreements set forth each party’s basic rights, responsibilities and duties. These agreements also contain information regarding financial terms and conditions, as well as termination and events of default provisions. The Fund’s counterparties usually have multiple specified events under which they can terminate individual transactions or the entire agreement. These events are most commonly related to declines in assets under management during a specified period, which may require closer monitoring of positions or posting of additional collateral. It is not guaranteed that counterparties will move to terminate individual transactions or entire agreements if a “trigger event” were to occur; however, it is their right to do so, which could severely impact the Fund’s portfolio. The counterparties did not terminate transactions or agreements based on such “trigger events” during the year ended December 31, 2012.

The Fund is required to post cash as collateral with the counterparty pursuant to each counterparty agreement. The Fund has posted $15,702,225 as collateral at December 31, 2012 related to its credit default swap contracts. Of this amount, $14,561,807 is collateral pledged to Goldman Sachs that is held in a custody account with the Custodian, as part of a tri-party agreement. This amount is recorded as collateral deposited with brokers on credit default swaps on the Statement of Assets, Liabilities and Members’ Capital. At December 31, 2012, the Fund is not currently required to post any additional collateral relating to its credit default swap contracts. The accrued expense related to the periodic payments on credit default swaps is included in net realized and net change in unrealized gain/(loss) on swaps in the Statement of Operations.

Fluctuations in the value of credit default swaps are recorded in net change in unrealized appreciation/depreciation on swaps in the Statement of Operations.

The net realized and net change in unrealized gain/(loss) on credit default swaps are $(11,821,813) and $(41,395,157), respectively, and are separately disclosed on the Statement of Operations.

Unrealized appreciation and depreciation on credit default swap contracts is included as unrealized appreciation on credit default swaps and unrealized depreciation on credit default swaps, respectively, on the Statement of Assets, Liabilities and Members’ Capital.

The average quarterly net notional amount for credit default swaps was $1,398,000,000 during the year ended December 31, 2012.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Notes to Financial Statements (continued)

December 31, 2012

10.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

11.	Subsequent Events

On February 15th, 2013, the Fund sold its investment in Ormet Corp. for $787,541 before commissions. As a result, the Fund valued its holding in Ormet Corp. as of December 31, 2012 at the approximate trade price of the sale.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Schedule of Portfolio Investments

December 31, 2012

	INVESTMENTS IN SECURITIES (28.98%)
Par ($ )		Fair Value
	CORPORATE BONDS (0.00%)
	FUNERAL SERVICES & RELATED ITEMS (0.00%)
2,000,000	Loewen Group Intl., Inc., 7.50%, 04/15/49 *,(a)	$—
3,000,000	Loewen Group Intl., Inc., 7.20%, 04/15/49 *,(a)	—

		—

	TOTAL CORPORATE BONDS (Cost $—)	—

	BANK LOANS (0.31%)
6,183,258	Collins & Aikman Product Co., Supplemental Revolving Credit Facility, 0.00%, 08/31/09 *	6,698
10,405,406	Collins & Aikman Products Co., Revolver Liquidation Trust, 0.00%, 08/31/11 *	11,272
12,051,753	Collins & Aikman Products Co., Term B-1 Loan, 0.00%, 08/31/11 *	13,056

	TOTAL BANK LOANS (Cost $—)	31,026

Shares
	COMMON STOCK (28.67%)
	AGRICULTURAL CHEMICALS (4.97%)
549,331	Phosphate Holdings, Inc. *	504,286

	AUTOMOTIVE/TRUCK PARTS & EQUIPMENT (16.03%)
3,251,684	International Automotive Components Group North America, LLC *	1,625,842

	METAL - ALUMINUM (7.67%)
3,109,065	Ormet Corp. *	777,267

	TOTAL COMMON STOCK (Cost $42,062,047)	2,907,395

	TOTAL INVESTMENTS IN SECURITIES (Cost $42,062,047)	2,938,421

	SECURITIES SOLD, NOT YET PURCHASED ((5.16)%)

Par ($)
	CORPORATE BONDS SOLD, NOT YET PURCHASED ((5.16)%)
	CONSUMER PRODUCTS - MISCELLANEOUS ((5.16)%)
(500,000)	Yankee Candle Co., Inc., 9.75%, 02/15/17 (Callable 02/15/12 @ $104.88)	(523,376)

	TOTAL CORPORATE BONDS SOLD, NOT YET PURCHASED (Proceeds of Sales $(442,274))	(523,376)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds of Sales $(442,274))	(523,376)

Notional Amount ($)
	DERIVATIVE CONTRACTS ((94.58)%)
	CREDIT DEFAULT SWAPS ((94.58)%)
1,060,000,000	Purchased Contracts	(9,591,447)

	TOTAL CREDIT DEFAULT SWAPS	(9,591,447)

	TOTAL DERIVATIVE CONTRACTS	(9,591,447)

The preceding notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Schedule of Portfolio Investments (continued)

December 31, 2012

TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET
PURCHASED AND DERIVATIVE CONTRACTS — (70.76%)	$(7,176,402)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 170.76%	17,317,823

TOTAL MEMBERS’ CAPITAL — 100.00%	$10,141,421

Percentages shown represent a percentage of members’ capital as of December 31, 2012.

*	Non-income producing security.
(a)	Security is in default.

CREDIT DEFAULT SWAPS

Swap Counterparty & Referenced Obligation	Interest Rate	Maturity Date	Notional Amount	Upfront Fees Paid	Fair Value	% of Members’ Capital

Purchased Contracts:

Goldman Sachs
Bank of America Corp., 6.00%, 1/24/18	2.80	12/20/13	$10,000,000	$—	$(264,253)	(2.61)
Bank of America Corp., 6.00%, 1/24/18	3.50	12/20/13	20,000,000	—	(670,414)	(6.61)
Bank of America Corp., 6.25%, 4/15/12	0.92	06/20/13	20,000,000	—	(80,136)	(0.79)
French Republic, 4.25%, 4/25/19	0.16	12/20/13	100,000,000	—	50,129	0.49
French Republic, 4.25%, 4/25/19	0.39	12/20/13	100,000,000	—	(182,925)	(1.80)
Kingdom of Sweden, 3.875%, 12/29/09	1.02	03/20/14	50,000,000	—	(623,442)	(6.15)
Kingdom of Sweden, 3.875%, 12/29/09	0.60	12/20/13	50,000,000	—	(288,220)	(2.84)
Loews Corp., 5.25%, 3/15/16	1.00	12/20/13	10,000,000	—	(88,561)	(0.87)
Loews Corp., 5.25%, 3/15/16	0.95	12/20/13	65,000,000	—	(542,694)	(5.35)
Loews Corp., 5.25%, 3/15/16	0.98	12/20/13	10,000,000	—	(86,533)	(0.85)
Loews Corp., 5.25%, 3/15/16	1.05	12/20/13	10,000,000	—	(93,630)	(0.92)
Macy’s Inc., 6.625%, 4/01/11	2.55	03/20/13	10,000,000	—	(60,693)	(0.60)
National Rural Utilities Corp., 8.00%, 3/01/32	1.17	12/20/13	10,000,000	—	(103,348)	(1.02)
Pulte Homes, 5.25%, 1/15/14	4.05	12/20/13	20,000,000	—	(737,284)	(7.27)
Pulte Homes, 5.25%, 1/15/14	3.00	12/20/13	10,000,000	—	(262,375)	(2.59)
Republic of Austria, 5.25%, 1/04/11	2.45	03/20/14	25,000,000	—	(744,492)	(7.34)
Republic of Ireland, 3.875%, 7/15/10	0.76	12/20/13	50,000,000	—	28,495	0.28
Republic of Italy, 6.875%, 9/27/23	1.66	03/20/14	25,000,000	—	(33,938)	(0.33)
Republic of Italy, 6.875%, 9/27/23	1.84	03/20/14	25,000,000	—	(89,979)	(0.89)
Republic of Italy, 6.875%, 9/27/23	1.52	06/20/14	50,000,000	—	111,413	1.10
Southwest Airlines Co., 5.25%, 10/01/14	2.20	12/20/13	10,000,000	—	(204,871)	(2.02)
Spain, 5.50%, 7/30/16	0.76	12/20/13	50,000,000	—	374,382	3.69
Spain, 5.50%, 7/30/17	1.08	12/20/13	50,000,000	—	213,931	2.11
Swiss Confederation	1.79	03/20/14	50,000,000	—	(1,062,897)	(10.48)
The Boeing Co., 8.75%, 8/15/21	1.75	03/20/14	10,000,000	—	(209,513)	(2.07)
UKT, 4.25%, 6/07/32	0.55	12/20/13	50,000,000	—	(204,128)	(2.01)
UKT, 4.25%, 6/07/32	1.17	12/20/13	50,000,000	—	(518,361)	(5.11)
UKT, 4.25%, 6/07/32	1.15	12/20/13	50,000,000	—	(508,224)	(5.01)
United Mexican States, 5.875%, 1/15/14	3.90	04/20/14	10,000,000	—	(548,126)	(5.41)
United Mexican States, 7.50%, 4/08/33	3.60	02/20/14	15,000,000	—	(773,719)	(7.63)
United Mexican States, 7.50%, 4/08/33	3.93	04/20/14	10,000,000	—	(552,655)	(5.45)
United Mexican States, 7.50%, 4/08/33	3.95	04/20/14	5,000,000	—	(277,837)	(2.74)

JP Morgan
Bank of America Corp., 6.00%, 1/24/18	2.10	06/20/13	10,000,000	—	(99,964)	(0.99)
Limited Brands, Inc., 6.125%, 12/1/12	3.45	09/20/13	10,000,000	—	(240,284)	(2.37)
Macy’s, Inc., 7.45%, 7/15/17	3.00	09/20/13	10,000,000	—	(216,301)	(2.13)

Total Purchased Contracts			$1,060,000,000	$—	$(9,591,447)	(94.58)%

The preceding notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Schedule of Portfolio Investments (continued)

December 31, 2012

There was one transfer from Level 1 to Level 2 as of December 31, 2012, due to the timing of the price observation for Ormet Corp.

ASSETS TABLE

Description	Total Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Investments in Securities
Corporate Bonds
Funeral Services & Related Items	$—	$—	$—	$—

Total Corporate Bonds	—	—	—	—

Bank Loans	31,026	—	—	31,026
Common Stock
Agricultural Chemicals	504,286	—	—	504,286
Automotive/Truck Parts & Equipment	1,625,842	—	—	1,625,842
Metal - Aluminum	777,267	—	777,267	—

Total Common Stock	2,907,395	—	777,267	2,130,128

Total Investments in Securities	$2,938,421	$—	$777,267	$2,161,154

Derivative Contracts
Credit Default Swaps	778,350	—	778,350	—

Total Derivative Contracts	$778,350	$—	$778,350	$—

Total Assets	$3,716,771	$—	$1,555,617	$2,161,154

LIABILITIES TABLE
Description	Total Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Securities Sold, Not Yet Purchased
Corporate Bonds Sold, Not Yet Purchased
Consumer Products - Miscellaneous	$(523,376)	$—	$(523,376)	$—

Total Corporate Bonds Sold, Not Yet Purchased	(523,376)	—	(523,376)	—

Total Securities Sold, Not Yet Purchased	$(523,376)	$—	$(523,376)	$—

Derivative Contracts
Credit Default Swaps	(10,369,797)	—	(10,369,797)	—

Total Derivative Contracts	$(10,369,797)	$—	$(10,369,797)	$—

Total Liabilities	$(10,893,173)	$—	$(10,893,173)	$—

The preceding notes are an integral part of these financial statements.

UBS Willow Fund, L.L.C. (on a Liquidation Basis)

Schedule of Portfolio Investments (continued)

December 31, 2012

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

ASSETS:

Description	Balance as of December 31, 2011	Accrued discounts /premiums	Realized gain/(loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers in and/or out of Level 3*	Balance as of December 31, 2012
Investment in Securities
Corporate Bonds
Funeral Services and Related Items	$-	$-	$-	$-	$-	$-	$-	$-

Bank Loans
Bank Loans	233,930	-	221,068	(202,904)	-	(221,068)	-	31,026

Common Stocks
Agricultural Chemicals							504,286	504,286
Automotive/Truck Parts & Equipment	17,218,794	-	(14,787,941)	8,186,197	-	(8,991,208)	-	1,625,842
Metal - Aluminum							-	-
Total Common Stocks	17,218,794	-	(14,787,941)	8,186,197	-	(8,991,208)	504,286	2,130,128

Ending Balance	$17,452,724	$-	$(14,566,873)	$7,983,293	$-	$(9,212,276)	$504,286	$2,161,154

LIABILITIES:
Description	Balance as of December 31, 2011	Accrued discounts /premiums	Realized gain/(loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers in and/or out of Level 3*	Balance as of December 31, 2012
Securities Sold, Not Yet Purchased

Corporate Bonds

Consumer Products -
Miscellaneous	$(491,665)	$(9,894)		$(21,817)	$-	$-	$523,376	$-
Total Corporate Bonds	(491,665)	(9,894)	-	(21,817)	-	-	523,376	-

Ending Balance	$(491,665)	$(9,894)	$-	$(21,817)	$-	$-	$523,376	$-

* The transfer into Level 3 at December 31, 2012 was due to the illiquid nature of the holding and the application of a discount off the observable bid price of the security and the transfers out of Level 3 at December 31, 2012 were due to the greater availability of observable market inputs during the year.

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2012 is $(502,305) and is included in net change in unrealized appreciation/depreciation on investments in securities on the Statement of Operations.

The preceding notes are an integral part of these financial statements.

UBS WILLOW FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 13, 2012. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (“UBS A&Q”), including information regarding its affiliates and its personnel, operations and financial condition, as well as information regarding UBS Willow Management, L.L.C., the Fund’s investment adviser (the “Adviser”) of which UBS A&Q is the managing member. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of UBS A&Q the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by UBS A&Q to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS A&Q which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that while the Fund’s year-to-date performance for the period ended June 30, 2012 lagged the median performance of the Comparable Funds, the Fund’s 2010 and 2011 performance well exceeded the median performance of the Comparable Funds and the performance of the Altman Kuehne Index of Defaulted Public Bonds and Citigroup High Yield Market Index. The Directors noted the possible dissolution and liquidation of the Fund. The Directors also acknowledged Mr. Kim’s assertion that he could continue to manage effectively the Fund’s portfolio, but that if the Fund were to be dissolved and liquidated, he believed that it would be beneficial to effect an orderly wind down of the Fund over the course of several months. The Directors noted an earlier comment that if a decision was made to commence the dissolution and liquidation of the Fund, consideration would be given to the Adviser waiving its management fee.

The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Fund’s management fee was below the median management fee of the Comparable Funds, and that the Fund’s incentive fee was equal to the median incentive of the Comparable Funds. In comparing the advisory fees charged to the Fund to the fees charged to other clients of UBS A&Q, it was noted that the Fund’s management fee was below the standard management fee of UBS A&Q’s single-manager fund and its incentive fee was equal to the standard incentive fee of the UBS A&Q’s single-manager funds. In light of the foregoing, the Directors felt that the combination of advisory fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of UBS A&Q both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBS A&Q and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and UBS A&Q were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2012 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (83) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	10	None
Stephen H. Penman (66) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	10	None
Virginia G. Breen (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	10	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (70)[3] UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	55	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (46) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Nicholas J. Vagra (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since April 16, 2012	Chief Operating Officer of UBS A&Q since August 2001. Prior to serving in this role, he was Business Manager for Proprietary Equities of UBS A&Q.	N/A	N/A
Frank S. Pluchino (53) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005	Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on April 1, 2000.

[2]	Of the 55 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 10 comprise the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $121,591 in 2012 and $115,285 in 2011. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,300 in 2012 and $2,200 in 2011. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

	(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $133,000 in 2012 and $130,000 in 2011. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

	All Other Fees

	(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2011.

(e)	(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)	(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

	(f)	Not applicable.

	(g)

 The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.166 million in 2012 and $1.183 million in 2011.

	(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

The Proxy Voting Policies are as follows:

PROXY VOTING POLICIES AND PROCEDURES

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Bond Street Capital, L.L.C. has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	Proxy Voting Procedures

(a)	All proxies received by Bond Street Capital, L.L.C. will be sent to the Compliance Officer. The Compliance Officer will:

(1)	Keep a record of each proxy received;

(2)	Forward the proxy to the Portfolio Manager;

(3)	Determine which accounts managed by Bond Street Capital, L.L.C. hold the security to which the proxy relates;

(4)	Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Bond Street Capital, L.L.C. must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5)	Absent material conflicts (see Section IV), the Portfolio Manager will determine how Bond Street Capital, L.L.C. should vote the proxy. The Portfolio Manager will send its decision on how Bond Street Capital, L.L.C. will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6)	Bond Street Capital, L.L.C. may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines

In the absence of specific voting guidelines from the client, Bond Street Capital, L.L.C. will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

➢	Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
➢	Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1)	whether the proposal was recommended by management and Bond Street Capital, L.L.C.’s opinion of management;

(2)	whether the proposal acts to entrench existing management; and

(3)	whether the proposal fairly compensates management for past and future performance.

IV.	Conflicts of Interest

(1) The Compliance Officer will identify any conflicts that exist between the interests of Bond Street Capital, L.L.C. and its clients. This examination will include a review of the relationship of Bond Street Capital, L.L.C. and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Bond Street Capital, L.L.C. or an affiliate of Bond Street Capital, L.L.C. or has some other relationship with Bond Street Capital, L.L.C. or a client of Bond Street Capital, L.L.C.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Bond Street Capital, L.L.C. will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Bond Street Capital, L.L.C. determines it has a material conflict the affects its best judgment as an ERISA fiduciary, Bond Street Capital, L.L.C. will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V.	Disclosure

(a)         Bond Street Capital, L.L.C. will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Joel Yarkony, via e-mail or telephone at (201) 567-5050 or jy@bondstreetcap.com in order to obtain information on how Bond Street Capital, L.L.C. voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Bond Street Capital, L.L.C. voted the client’s proxy.

(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Bond Street Capital, L.L.C.’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.	Recordkeeping

The Compliance Officer will maintain files relating to Bond Street Capital, L.L.C.’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on record, with records for the first two years kept in the offices of Bond Street Capital, L.L.C. Records of the following will be included in the files:

(a)	Copies of these proxy voting policies and procedures, and any amendment thereto.

(b)	A copy of each proxy statement that Bond Street Capital, L.L.C. receives, provided however that Bond Street Capital, L.L.C. may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

(c)	A record of each vote that Bond Street Capital, L.L.C. casts.

(d)	A copy of any document Bond Street Capital, L.L.C. created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e)	A copy of each written client request for information on how Bond StreetCapital, L.L.C. voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Bond Street Capital, L.L.C. voted its proxies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

UBS WILLOW FUND, L.L.C.

PORTFOLIO MANAGEMENT DISCLOSURE

Sam S. Kim has served as the Fund’s portfolio manager (the “Portfolio Manager”) since the Fund commenced operations on May 8, 2000. Mr. Kim is primarily responsible for the day-to-day management of the Fund’s portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund’s investments. The Portfolio Manager has been the Managing Member and President of Bond Street Capital, LLC (“Bond Street”) and its affiliate, Bond Street Capital Management, L.L.C., since 1999 and 2001, respectively.

Bond Street does not currently manage any accounts other than the Fund, although potential conflicts of interest may arise in the event that in addition to the Fund, the Portfolio Manager does undertake the management of any other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Bond Street could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. UBS Willow Management, L.L.C., the Fund’s investment Adviser (the “Adviser”), periodically reviews the Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

The Portfolio Manager may manage other accounts that may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and any other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions of behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest could arise if Bond Street were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager’s compensation.

Because the Portfolio Manager is the sole equity owner of Bond Street, the Portfolio Manager’s compensation is generally equal to his proportionate share of the annual net profits earned by Bond Street from advisory fees and performance-based fees derived from its client accounts, including the Fund. The Portfolio Manager does not receive a fixed salary.

As the sole equity owner of Bond Street, which in turn is a member of the Adviser, the Portfolio Manager may be considered to have an indirect ownership interest in the Adviser’s Special Advisory Member Interest in the Fund. As of the end of the Fund’s most recent fiscal year, the Portfolio Manager may be considered to have been the beneficial owner of interests in the Fund with a value of over $1,000,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	UBS Willow Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	March 7, 2013

By (Signature and Title)*	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer

Date	March 7, 2013

* Print the name and title of each signing officer under his or her signature.